Summary Prospectus Supplement dated November 10, 2010
The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for Class A, A5, B, C, C5, R, R5, Y and Institutional Class shares of the Fund listed below:
Invesco Balanced-Risk Retirement 2010 Fund
Following a number of meetings held in September and October 2010, the Board of Trustees of Invesco Balanced-Risk Retirement 2010 Fund (the “2010 Fund”), a series portfolio of AIM Growth Series (Invesco Growth Series), unanimously approved the reorganization of the Fund into Invesco Balanced-Risk Retirement Now Fund (the “Now Fund”), a series portfolio of AIM Growth Series (Invesco Growth Series). The 2010 Fund will transfer all of its assets and liabilities to the Now Fund, in exchange for shares of the Now Fund that will be distributed to 2010 Fund shareholders.
The reorganization is expected to be consummated in or around April 2011. Upon closing of the reorganization, shareholders of the 2010 Fund will receive a corresponding class of shares of the Now Fund in exchange for their shares of the 2010 Fund and the 2010 Fund will liquidate and cease operations.
A combined Information Statement/Prospectus will be sent to shareholders of the 2010 Fund and will include a full discussion of the reorganization and the factors the Board of Trustees considered in approving the reorganization.
IBRR2010-Sum Sup 1 111010